                                                                    EXHIBIT 10.2

                           GENERAL BINDING CORPORATION
                FIRST AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT

         This First Amendment to Multicurrency Credit Agreement (herein, the "Amendment") is entered into as of December 19, 1997, between General Binding Corporation, a Delaware corporation (the "Company"), each of the Banks party to the Credit Agreement (as such term is defined below), Harris Trust and Savings Bank, as a Bank and in its capacity as agent under the Credit Agreement (the "Administrative Agent") and LaSalle National Bank, The First National Bank of Chicago, The Bank of New York and Credit Agricole Indosuez, each as a Bank and in their respective capacities as Co-Agents under the Credit Agreement.

                             PRELIMINARY STATEMENTS

         A. The Company and the Banks entered into a certain Multicurrency Credit Agreement, dated as of January 13, 1997 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Company has requested that the Banks increase the Commitments, amend certain covenants, add Bankers Trust Company and The Sanwa Bank, Limited, Chicago Branch as Banks under the Credit Agreement, add and amend certain definitions and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         INCREASE OF COMMITMENT AMOUNTS.

         Upon the satisfaction of the conditions precedent set forth in Section 5 hereof, the amount of each Bank's Revolving Credit Commitment set forth opposite its name on its signature page to the Credit Agreement (or on an assignment agreement pursuant to Section 17.12 of the Credit Agreement, as the case may be) shall be amended and as so amended shall be restated as follows:

                                                 AMOUNT OF REVOLVING
          BANK                                    CREDIT COMMITMENT

Harris Trust and Savings Bank                        $40,000,000

LaSalle National Bank                                $32,500,000

The First National Bank of Chicago                   $35,000,000

The Bank of New York                                 $35,000,000

Credit Agricole Indosuez                             $30,000,000

Comerica Bank                                        $35,000,000

Bank of Tokyo-Mitsubishi (Chicago)                   $22,500,000

SunTrust Bank, Atlanta                               $27,500,000

Mercantile Bank National Association                 $17,500,000

First Union National Bank                            $25,000,000

National City Bank                                   $22,500,000

Credit Lyonnais Chicago Branch                       $25,000,000

The Bank of Nova Scotia                              $25,000,000

Societe Generale Chicago Branch                      $27,500,000

The Long-Term Credit Bank of Japan, Ltd.             $17,500,000

CIBC, Inc.                                           $22,500,000

Notwithstanding that the increase of the Revolving Credit Commitments contemplated by Section 1 hereof shall not become effective until the satisfaction of the conditions precedent set forth in Section 5 hereof, for purposes of calculating the Facility Fee payable under Section 6.1 of the Credit Agreement, the Revolving Credit Commitments of the Banks shall be deemed to have been so increased (and the Revolving Credit Commitments of each new Bank shall be deemed to have become effective) immediately upon the First Amendment Effective Date.

SECTION 2.         ADDITION OF NEW BANKS.

         Upon the satisfaction of the conditions precedent set forth in
Section 5 hereof, the Credit Agreement shall be and hereby is amended as follows:

                  (a) Each of Bankers Trust Company and The Sanwa Bank, Limited, Chicago Branch (collectively herein, the "New Banks") shall be deemed a Bank signatory to the Credit Agreement and shall have all the rights, benefits, duties and obligations of a Bank under the Credit Agreement and the Loan Documents. Each New Bank agrees that it will perform all of the duties and obligations which by the terms of the Credit Agreement and the Loan Documents are required to be performed by it as a Bank with a Revolving Credit Commitment as follows:

                                                       AMOUNT OF REVOLVING
           BANK                                         CREDIT COMMITMENT
Bankers Trust Company                                       $20,000,000

The Sanwa Bank, Limited, Chicago Branch                     $15,000,000

         Accordingly, all references in the Credit Agreement and the Loan Documents to the terms "Bank" and "Banks" shall be deemed to include, and be a reference to, each New Bank.

                  (b) All references in the Credit Agreement and the Loan Documents to the Notes or any of them shall be deemed to include, and be a reference to, the Notes issued pursuant hereto by the Company to the New Banks.

                  (c) The following address and Revolving Credit Commitment shall be deemed to appear on each Banks' signature page, respectively, in the Credit Agreement as so amended for New Bank:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York 10006
                  Attention:  Doug DiBella
                  Revolving Credit Commitment:                   $20,000,000
                  The Sanwa Bank, Limited, Chicago Branch
                  10 South Wacker Drive, 31st Floor
                  Chicago, Illinois  60606
                  Attention:  David Buck
                  Revolving Credit Commitment:                   $15,000,000

SECTION 3.            AMENDMENTS.

        Section 3.1 Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Credit Agreement shall be and hereby is amended as follows:

                  (a) Clause (B) of the first proviso of Section 2.4 of the Credit Agreement is hereby amended by striking the phrase "the Company shall accept a pro rata portion of each such Offer, based as nearly as possible on the ratio of the maximum aggregate principal amounts of Bid Loans for which each such Offer was made by each Bank" appearing therein and substituting therefor the following:

                  the Company shall accept any one or more of such Offers in whole or in part in its sole discretion.

                  (b) The definition of Consolidated EBITDA appearing in Section 8 of the Credit

         Agreement shall be amended by deleting the text appearing after the phrase "provided, however, that" and substituting therefore the following:

                   if an Acquisition occurs at any time during such period, Consolidated EBITDA shall be calculated on a proforma basis to include earnings reasonably allocable to the acquired Person or business, as the case may be, for the entire period as if such Acquisition had taken place on the first day of such period, all as reasonably calculated by the Company based on historical operations (including, but not limited to, operations conducted during such quarter) and reasonably calculated adjustments due to anticipated operational changes.

                   (c) The definition of Consolidated Interest Expense appearing in Section 8 of the Credit Agreement shall be amended by deleting the text appearing after the phrase "provided, however, that" and substituting therefore the following:

                  if an Acquisition occurs at any time during such period, Consolidated Interest Expense shall be calculated on a proforma basis to include interest expense reasonably allocable to the acquired Person or business, as the case may be, for the entire period as if such Acquisition had taken place on the first day of such period and the Consolidated Debt incurred to finance or otherwise related to the relevant Acquisition had been incurred on the first day of such period, all as reasonably calculated by the Company.

                  (d) The following definitions appearing in Section 8 of the Credit Agreement shall each be amended in its entirety and as so amended shall be restated to read as follows:

                  "Consolidated Debt" means all Debt of the Company and its Subsidiaries determined (without duplication) on a consolidated basis in accordance with GAAP; provided, however, that it is understood that to avoid duplication in calculating Consolidated Debt, only Guaranties of third parties' obligations and of other obligations not otherwise included in the Debt of the Company or of a consolidated Subsidiary shall be included; provided further, however, that Consolidated Debt shall also not include any guarantees to the extent and only to the extent the obligations covered by such guarantees are secured by Permitted Liquid Investments segregated and held expressly for that purpose by or on behalf of the party to whom such obligations are owed. "Incremental Outside Investment Amount" means as of any time, the sum of (i)
                  15% of Consolidated Total Assets as of the close of the then most recent fiscal quarter of the Company for which a Compliance Certificate is available and (ii) the aggregate amount on a cumulative basis on and after January
                  1, 1998 of net proceeds
                  received by the Company and its Subsidiaries from their issuance and sale of Subordinated Debt and equity securities.

                  "Level V" means the Borrower's Leverage Ratio as of the end of the Borrower's fiscal quarter ending immediately prior to the most recent Pricing Date is greater than or equal to 3.50 to
                  1.00 and less than 4.00 to 1.00.

                  "Pricing Date" means, for any fiscal quarter of the Company ended after the date hereof (except for the last such fiscal quarter in each fiscal year of the Company), the sixtieth day after the last day of such fiscal quarter and for the last such fiscal quarter, the ninetieth day after the last day of such fiscal quarter; provided, however, that if the Ibico Acquisition occurs, (i) the date of the closing of the Ibico Acquisition shall constitute an additional Pricing Date (unless the Company becomes more than five (5) Business Days late in delivering the Interim Ibico Certificate required by this sentence, in which event the following provisions of this paragraph shall govern) and (ii) within five (5) Business Days after such closing the Company shall provide each Bank a certificate (the "Interim Ibico Certificate") signed by the Borrower's chief financial officer setting forth a pro forma calculation of the Leverage Ratio as of the date of and immediately after giving effect to such Acquisition (such pro forma calculation to be made on the basis of the information contained in the then most recent Compliance Certificate required to be submitted to each Bank with the following adjustments: (i) Consolidated Debt shall include all indebtedness incurred directly or indirectly to finance the Ibico Acquisition and (ii) Consolidated EBITDA shall be computed as if such Acquisition had occurred at the commencement of the four-quarter period with reference to which the Leverage Ratio is being calculated). The Domestic Rate Margin, the Eurocurrency Margin and the Facility Fee Rate established on a Pricing Date shall remain in effect until the next Pricing Date (and for the next five (5) Business Days in the event set forth in the immediately following sentence). If the Company has not delivered a Compliance Certificate (or Interim Ibico Certificate, as the case may be) by the fifth Business Day following the date (the "Due Date") on which (x) such Compliance Certificate was required to be delivered under
                  Section 12.6(b) hereof or (y) in the case of the Interim Ibico Certificate, the date the Interim Ibico Certificate was required to be delivered by this paragraph, then until a Compliance Certificate (or Interim Ibico Certificate, as the case may be) is delivered before the next Pricing Date, the Domestic Rate Margin, the Eurocurrency Margin and the Facility Fee Rate shall be set from (but not including) such Due Date as if Level VIII existed. If the Company subsequently delivers such a Compliance Certificate (or Interim Ibico Certificate, as the case may be) before the next Pricing Date, the Domestic Rate Margin, the Eurocurrency Margin and the Facility Fee Rate established by such late-delivered Compliance Certificate (or Interim Ibico Certificate) shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Domestic Rate Margin, the Eurocurrency Margin and the Facility Fee Rate established by a Compliance Certificate (or Interim Ibico Certificate, as the case may be) shall be in effect from the Pricing Date that coincides with the deadline for delivery of the corresponding Compliance Certificate (or Interim Ibico Certificate) until the next Pricing Date.

                  (e) The definition of Domestic Rate Margin appearing in
         Section 1.3(a) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                  "Domestic Rate Margin" means 0.25% per annum from and including the First Amendment Effective Date until the next Pricing Date and thereafter from one Pricing Date to the next a percentage determined in accordance with the following schedule:

                           Level:                    Domestic Rate Margin:
                           ------                    ---------------------
                           Level I                              0.00%
                           Level II                             0.00%
                           Level III                            0.00%
                           Level IV                             0.00%
                           Level V                              0.25%
                           Level VI                             0.30%
                           Level VII                            0.375%
                           Level VIII                           0.50%

                  (f) The definition of Eurocurrency Margin appearing in Section 1.3(b) of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                  "Eurocurrency Margin" means (a) for each Eurocurrency Bid Loan the percentage agreed to pursuant to Section 2.4 hereof and
                  (b) for each Committed Eurocurrency Loan 0.750% per annum from and including the First Amendment Effective Date until the next Pricing Date and thereafter from, and including, one Pricing Date to, but not including, the next a rate per annum determined in accordance with the following schedule:

                           Level:                    Eurocurrency Margin:
                           ------                    --------------------
                           Level I                               0.375%
                           Level II                              0.425%
                           Level III                             0.475%
                           Level IV                              0.625%
                           Level V                               0.750%
                           Level VI                              0.900%
                           Level VII                             1.100%
                           Level VIII                            1.375%

                  (g) Section 6.1 of the Credit Agreement is hereby amended in its entirety and as so amended is restated to read as follows:

                  Section 6.1. Facility Fees. The Company shall pay to the Administrative Agent for the ratable account of the Banks, based on their Revolving Credit Commitments, a facility fee (the "Facility Fee") on the average daily amount of the Revolving Credit Commitments hereunder (whether used or unused) at the rate (the "Facility Fee Rate") of 0.30% per annum from and including the First Amendment Effective Date to, but not including, next Pricing Date and thereafter from, and including, one Pricing Date to, but not including, the next at the rate per annum determined in accordance with the schedule below, payable in arrears on the last day of each March, June, September, and December, commencing on the first of such dates to follow the First Amendment Effective Date (on which date shall also be paid any unpaid Facility Fee which accrued prior to the First Amendment Effective Date), and on the Revolving Credit Termination Date unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the Facility Fee for the period to the date of such termination in whole shall be paid on the date of such termination:

                    Level:                               Facility Fee Rate:
                    ------                               ------------------
                       I                                       0.100%

                      II                                       0.125%

                      III                                      0.150%

                      IV                                       0.250%

                       V                                       0.300%

                      VI                                       0.350%

                      VII                                      0.350%

                     VIII                                      0.375%

                  (h) The following definitions shall be added to Section 8 of the Credit Agreement in the appropriate alphabetical locations:

                  "First Amendment Effective Date" means December 19, 1997.

                  "Ibico Acquisition" means the acquisition by the Company of the stock of Ibico AG, a corporation organized under the laws of Switzerland, pursuant to the terms of that certain Stock Purchase Agreement dated as of October 17, 1997, among Company and Dr. U. Wolfensberger.

                  "Level VI" means the Borrower's Leverage Ratio as of the end of the Borrower's fiscal quarter ending immediately prior to the most recent Pricing Date is greater than or equal to 4.00 to 1.00 and less than 4.50 to 1.00.

                  "Level VII" means the Borrower's Leverage Ratio as of the end of the Borrower's fiscal quarter ending immediately prior to the most recent Pricing Date is greater than or equal to 4.50 to 1.00 and less than 5.00 to 1.00.

                  "Level VIII" means the Borrower's Leverage Ratio as of the end of the Borrower's fiscal quarter ending immediately prior to the most recent Pricing Date is greater than or equal to 5.00 to 1.00.

                  "Senior Consolidated Debt" means all Debt (other than Subordinated Debt) of the Company and its Subsidiaries determined (without duplication) on a consolidated basis in accordance with GAAP; provided, however, that it is understood that to avoid duplication in calculating Senior Consolidated Debt, only Guaranties of third parties' obligations and of other obligations not otherwise included in the Debt of the Company or of a consolidated Subsidiary shall be included; provided, further, however, that Senior Consolidated Debt shall also not include any guarantees to the extent and only to the extent the obligations covered by such guarantees are secured by Permitted Liquid Investments segregated and held expressly for that purpose by or on behalf of the party to whom such obligations are owed.

                  "Senior Leverage Ratio" means, as of any time the same is to be determined, the ratio of Senior Consolidated Debt at such time to

                  Consolidated EBITDA for the four most recently completed fiscal quarters of the Company.

                  "Subordinated Debt" means, as of any time the same is to be determined, Debt of the Company or any Subsidiary subordinated in right of payment to the Obligations, pursuant to documentation containing interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to the Required Banks.

                  (i) Section 12.6(a)(i) of the Credit Agreement shall be amended by striking the phrase "including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows" appearing in the fourth, fifth and sixth lines thereof and inserting therefor the phrase "including a balance sheet as of the end of such period, and an income statement and statement of cash flows for such period".

                  (j) Section 12.6(a)(ii) of the Credit Agreement shall be amended by striking the phrase "consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements, and a statement of cash flows in accordance with GAAP" appearing in the third, fourth and fifth lines thereof and inserting therefor the phrase "a consolidated unaudited balance sheet as at the close of each such period, and a consolidated income statement and consolidated statement of cash flows for such period, in each case in accordance with GAAP".

                  (k) Section 12.14 of the Credit Agreement is hereby amended by adding thereto the following sentence at the end thereof:

                  Each Investment made to effect an Acquisition permitted by
                  Section 12.14(e) above (whether such Investment is one made in a Subsidiary making such Acquisition or is the Investment by the Company or such Subsidiary resulting from such Acquisition) must also be permitted by the other subsections of this Section 12.14.

                  (l) Sections 12.17 and 12.18 of the Credit Agreement shall be amended in their entirety to be and to read as follows:

                           Section 12.17. Leverage Ratios. (a) Leverage Ratio.
                  The Company shall not, as of the close of any fiscal quarter of the Company set forth below, permit the Leverage Ratio to be more than the amount set forth to the right of such quarter:

                  As of Close of Each Fiscal Quarter:

                                                                                Leverage Ratio Shall
          From and Including                    To and Including                  Not be More Than:
          ------------------                    ----------------                  -----------------
        3rd fiscal quarter of              same 3rd fiscal quarter of                 4.00 to 1
           fiscal year 1997                     fiscal year 1997

        4th fiscal quarter of                3rd fiscal quarter of                    5.25 to 1
           fiscal year 1997                     fiscal year 1998

        4th fiscal quarter of                3rd fiscal quarter of                    4.50 to 1
           fiscal year 1998                     fiscal year 1999

          4th fiscal quarter                 3rd fiscal quarter of                    4.00 to 1
         of fiscal year 1999                    fiscal year 2000

        4th fiscal quarter of                 each fiscal quarter                     3.75 to 1
           fiscal year 2000                        thereafter

                           (b) Senior Leverage Ratio. The Company shall not, as
                  of the close of any fiscal quarter of the Company set forth below, permit the Senior Leverage Ratio to be more than the amount set forth to the right of such quarter:

         As of Close of Each Fiscal Quarter:


                                                                                Leverage Ratio Shall
          From and Including                    To and Including                  Not be More Than:
          ------------------                    ----------------                  -----------------
        3rd fiscal quarter of              same 3rd fiscal quarter of                 4.00 to 1
           fiscal year 1997                     fiscal year 1997

        4th fiscal quarter of                3rd fiscal quarter of                    4.25 to 1
           fiscal year 1997                     fiscal year 1998

          4th fiscal quarter                 3rd fiscal quarter of                    3.50 to 1
         of fiscal year 1998                    fiscal year 1999

        4th fiscal quarter of                3rd fiscal quarter of                    3.00 to 1
           fiscal year 1999                     2000 fiscal year

        4th fiscal quarter of                 each fiscal quarter                     2.75 to 1
           fiscal year 2000                        thereafter

                           Section 12.18. Interest Coverage Ratio. The Company
                  shall not, as of the close of any fiscal quarter of the Company set forth below, permit the Interest Coverage Ratio to be less than the amount set forth to the right of such period:

       As of Close of Each Fiscal Quarter:


                                                                                      Interest Coverage Ratio
                                                                                               Shall
         From and Including                        To and Including                      Not be Less Than:
         ------------------                        ----------------                      -----------------
        3rd fiscal quarter of                    3rd fiscal quarter of                       2.50 to 1
          fiscal year 1997                         fiscal year 1999

        4th fiscal quarter of                     each fiscal quarter                        3.50 to 1
          fiscal year 1999                            thereafter

                  (m) The address set forth in the second sentence of Section
         17.8 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                      General Binding Corporation
                      One GBC Plaza
                      Northbrook, Illinois  60062
                      Telephone: (847) 272-3700
                      Telecopy:  (847) 272-7680
                      Attention:  Chief Financial Officer
                      cc:      Secretary and General Counsel

                  (n) Section 5 of the Credit Agreement shall be amended by inserting the following new Section 5.11 immediately at the end thereof:

                           Section 5.11. Additional Banks. The Company may
                  request that the aggregate Revolving Credit Commitments be increased by up to $75,000,000 by offering such increase to one or more Banks already party hereto or new banks not already party hereto (each such Bank or bank being hereinafter referred to as an "Additional Bank") reasonably acceptable to the Administrative Agent. Each such increase in the Revolving Credit Commitments shall be subject to satisfaction of the following conditions in each case as of the date such increase is to be effective: (i) no Default or Event of Default shall occur or be continuing, (ii) such increase shall be at least $25,000,000, (iii) the Company shall have paid to each Bank any amount that will be due such Bank under
                  Section 5.8 hereof as a result of any prepayment (pursuant to the last sentence of this Section) of any Fixed Rate Loans outstanding under this Agreement at the time of the effectiveness of such increase, (iv) the Administrative Agent shall have received an acknowledgment agreement providing for such increase in form and substance satisfactory to it executed by each Borrower, the Administrative Agent and each Additional Bank, and (v) the Administrative Agent shall have received Committed Loan Notes and Bid Notes executed by each Borrower in favor of each such Additional Bank. Upon the satisfaction of such conditions, effective as of the date set forth in such acknowledgment agreement, (i) each such Additional Bank shall thereafter be a "Bank" party to this Agreement and shall be entitled to all rights, benefits and privileges afforded a Bank hereunder and subject to the obligations of a Bank hereunder to the extent of its Revolving Credit Commitment and (ii) the aggregate Revolving Credit Commitments of all the Banks (including the Additional Banks) shall be increased by the amount of the Revolving Credit Commitments of the Additional Banks (without any increase in the Revolving Credit Commitment of any Bank other than an Additional Bank). Concurrently with the effectiveness of such increase, each Additional Bank shall fund its pro rata share of outstanding Committed Loans and overdue Reimbursement Obligations to the Administrative Agent in accordance with
                  Section 1.4 hereof (which amount shall thereafter be distributed to the other Banks which originally made such Committed Loans or funded such Reimbursement Obligations) so that after giving effect thereto each Bank, including each Additional Bank, holds a pro rata share (in accordance with its Percentage) of the outstanding Committed Loans and L/C Obligations based on the amount of its respective Percentage.

                  (o) Schedule 9.2 of the Credit Agreement shall be amended by adding thereto in the appropriate locations the following additional
         Investments:

                                                                            Percent         Jurisdiction of
              Investment                Owned By                           Ownership         Organization
              ----------                --------                           ---------         ------------
Baker School Specialty             General Binding
  Co., Inc.                        Corporation                               100%             Massachusetts

Printing Wire Supplies             GBC International, Inc.
  Limited                                                                    100%             Ireland

                  (p) Section 11.4 of the Credit Agreement shall be amended by striking the words "financial statements" appearing in the eighth line thereof and substituting therefor the phrase "the date December 31, 1995".

                  (q) Section 11.4 of the Credit Agreement shall be amended by striking the reference "Sections 12.6(a)(ii)" appearing in the ninth line thereof and substituting therefor the reference "Section 12.6(a)(i)".

SECTION 4.            LOANS BY NEW BANKS.

         If upon this Amendment becoming effective there are Loans outstanding under the Credit Agreement, then in that event anything contained in the Credit Agreement to the contrary notwithstanding, substantially concurrent with this Amendment becoming effective there shall be such nonratable Borrowings and repayments under the Credit Agreement, as amended hereby, so that, after giving effect thereto, the percentages of all Banks' Commitments in use are identical. Each relevant Borrower shall make such payment as is required under Section
5.8 of the Credit Agreement by reason of such repayments.

SECTION 5.            CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  (a) Each Borrower, each Guarantor and the Banks (including each new Bank) shall have executed and delivered this Amendment.

                  (b) Each Borrower shall have executed and delivered Committed Loan Notes and Bid Notes to each New Bank.

                  (c) The Administrative Agent shall have received 0.05% of the Revolving Credit Commitments (after giving effect to this Amendment) for the ratable account of the Banks as and for an amendment fee in consideration of the Banks' agreements in this Amendment, such fee to be nonrefundable and fully-earned upon the Banks' acceptance of this Amendment below.

                  (d) The Administrative Agent shall have received for each Bank certified copies of resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance of this Amendment and the Notes contemplated hereby, indicating the authorized signers of this Amendment and such Notes and all other documents relating thereto.

                  (e) The Administrative Agent shall have received for each Bank the favorable written opinions of counsel to the Company covering such matters with respect to this Amendment as are analogous to those which were covered by the opinions attached to the Credit Agreement as Exhibits J-1 and J-2.

SECTION 6.            REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in
Section 9 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 9.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Administrative Agent) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 7.            MISCELLANEOUS.

         (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (b) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

         (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, as and to the extent provided in Section 17.15 of the Credit Agreement.

         (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of December 19, 1997.

                                          GENERAL BINDING CORPORATION

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.



                                          GBC BUSINESS EQUIPMENT, INC.


                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.



                                          GBC INTERNATIONAL, INC.

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.


                                          PRO-TECH ENGINEERING CO., INC.

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.

                                          SICKINGER COMPANY

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.


                                          U.S. RING BINDER CORP.

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.


                                          VELOBIND, INCORPORATED

                                          By: /s/ WILLIAM R. CHAMBERS, JR.
                                              ------------------------------
                                          Name: William R. Chambers, Jr.

                                          Title: V.P.


                                          GBC GENERAL BINDING (NEDERLAND) B.V.

                                          By:  GENERAL BINDING CORPORATION
                                          Its: Attorney-in-Fact

                                             By: /s/ WILLIAM R. CHAMBERS, JR.
                                                 ------------------------------
                                             Name: William R. Chambers, Jr.

                                             Title: V.P.


         Accepted and agreed to as of the date and year last above written.

                                          HARRIS TRUST AND SAVINGS BANK, in its
                                          individual capacity as a Bank and as
                                          Administrative Agent


                                          By: /s/ JOSEPH WHITNEY
                                              ----------------------------------
                                          Name: Joseph Whitney

                                          Title: Vice President


                                          LASALLE NATIONAL BANK, in its
                                          individual capacity as a Bank and as
                                          Co-Agent


                                          By: /s/ JAMES M. MINICH
                                              ----------------------------------
                                          Name: James M. Minich

                                          Title: Vice President


                                          THE FIRST NATIONAL BANK OF CHICAGO, in
                                          its individual capacity as a Bank, as
                                          Co-Syndication Agent and as Co-Agent


                                          By: /s/ JERRY J. KANE
                                              ----------------------------------
                                          Name: Jerry J. Kane

                                          Title: Senior Vice President

                                          THE BANK OF NEW YORK, in its
                                          individual capacity as a Bank and as
                                          Co-Agent


                                          By: /s/ JOHN C. LAMBERT
                                              ----------------------------------
                                          Name: John C. Lambert

                                          Title: Vice President


                                          CREDIT AGRICOLE INDOSUEZ


                                          By: /s/ DAVID BOUHL and
                                              ----------------------------------
                                              /s/ KATHERINE L. ABBOTT
                                              ----------------------------------
                                          Name: David Bouhl and
                                                Katherine L. Abbott

                                          Title: Head of Corporate Banking and
                                                 First Vice President


                                          COMERICA BANK


                                          By: /s/ JEFFREY P. BRADLEY
                                              ----------------------------------
                                          Name: Jeffrey P. Bradley

                                          Title: Vice President


                                          BANK OF TOKYO-MITSUBISHI (CHICAGO)


                                          By: /s/ HAJIME WATANABE
                                              ----------------------------------
                                          Name: Hajime Watanabe

                                          Title: Senior Vice President


                                          SUNTRUST BANK, ATLANTA


                                          By: /s/ MARGARET A. JAKETIC
                                              ----------------------------------
                                          Name: Margaret A. Jaketic

                                          Title: Vice President

                                          By: /s/ JARRETTE A. WHITE, III
                                              --------------------------------
                                          Name: Jarrette A. White, III

                                          Title: GVP/Group Manager


                                          MERCANTILE BANK NATIONAL ASSOCIATION


                                          By: /s/ DAVID F. HIGBEE
                                              --------------------------------
                                          Name: David F. Higbee

                                          Title: Vice President


                                          FIRST UNION NATIONAL BANK (formerly
                                          known as First Union National Bank of
                                          North Carolina)


                                          By: /s/ DAVID HALL
                                              --------------------------------
                                          Name: David Hall

                                          Title: AVP


                                          NATIONAL CITY BANK


                                          By: /s/ DIEGO TOBON
                                              --------------------------------
                                          Name: Diego Tobon

                                          Title: Vice President

                                          CREDIT LYONNAIS CHICAGO BRANCH


                                          By: /s/ MARY ANN KLEMM
                                              --------------------------------
                                          Name: Mary Ann Klemm

                                          Title: Vice President


                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ F.C.H. ASHBY
                                              --------------------------------
                                          Name: F.C.H. Ashby

                                          Title:  Senior Manager Loan Operations


                                          SOCIETE GENERALE CHICAGO BRANCH


                                          By: /s/ JOSEPH A. PHILBIN
                                              --------------------------------
                                          Name: Joseph A. Philbin

                                          Title: Vice President


                                          THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD.


                                          By: /s/ MARK A. THOMPSON
                                              --------------------------------
                                          Name: Mark A. Thompson

                                          Title: Senior Vice President

                                          CIBC, INC.


                                          By: /s/ TIMOTHY DOYLE
                                              --------------------------------
                                          Name: Timothy Doyle

                                          Title: Managing Director CIBC
                                                  Oppenheimer as Agent



                                          BANKERS TRUST COMPANY

                                          By: /s/ ROBERT R. TELESCA
                                              --------------------------------
                                          Name: Robert R. Telesca

                                          Title: Assistant Vice President


                                          THE SANWA BANK, LIMITED, CHICAGO
                                          BRANCH


                                          By: /s/ GORDON HOLTBY
                                              --------------------------------
                                          Name: Gordon Holtby

                                          Title: Vice President and Manager